Exhibit 10.11

SECOND AMENDMENT TO
RESTRUCTURING SUPPORT AGREEMENT

This amendment, dated as of October 23, 2020 (as may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Second Amendment”) to that certain Restructuring Support Agreement dated as of October 7, 2020 (together with all exhibits, schedules and attachments thereto, and as may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Restructuring Support Agreement”), is entered into by and among (i) the Company Parties, (ii) the Requisite Consenting Lenders and (iii) the Requisite Consenting Bridge Lenders.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

WHEREAS, on October 16, 2020, the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders executed that certain Amendment  to Restructuring Support Agreement (the “First Amendment”);

WHEREAS, pursuant to Paragraph 2 of the First Amendment, in the event the Plan Transactions are pursued, the Company Parties agreed to commence the Chapter 11 Cases on or before October 18, 2020; and

WHEREAS, on October 19, 2020, certain Consenting Lenders transmitted a Notice of Default; Reservation of Rights letter to the Company, alleging that the Company Parties’ failure to commence the Chapter 11 Cases breached the obligations under the Restructuring Support Agreement (the “Alleged RSA Breach”);

WHEREAS, the Company Parties dispute that any such RSA Breach has occurred;

WHEREAS, the Parties have agreed to enter into a limited tolling of the Alleged RSA Breach pursuant to which each of the Requisite Consenting Lenders and Requisite Consenting Bridge Lenders shall not exercise remedies relating to the Alleged RSA Breach, to the extent valid, subject to the conditions contained herein; it being understood that, except as provided in this Second Amendment, all rights and defenses of the Requisite Consenting Lenders, the Requisite Consenting Bridge Lenders and the Company Parties are preserved; and

WHEREAS, pursuant to Section 9 of the Restructuring Support Agreement, except as otherwise expressly provided for therein, the Restructuring Support Agreement may be modified, amended, or supplemented in a writing signed by the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders; and

WHEREAS, on October 23, 2020, in accordance with the terms and conditions of Section 9 of the Restructuring Support Agreement, the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders agreed to amend the Restructuring Support Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Amendments to the Restructuring Support Agreement. Subject to (i) all Consenting Lenders becoming party to this Second Amendment, and (ii) each of Strategic Value Dislocation Master Fund LP, Strategic Value Master Fund, Ltd., Strategic Value Special Situations Master Fund IV, L.P. executing a Joinder Agreement to the Restructuring Support Agreement:

(a)The section entitled “Extension Option” on page 6 of the Out-of-Court Restructuring Term Sheet annexed as Exhibit A to the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

Extension Option:

One one-year extension at Borrowers’ option, subject to (i) minimum liquidity of $35,000,000, (ii) minimum Corporate Debt Yield of 8.0%, and (iii) maximum LTV of 105% for Borrowing Base Properties to the drawn Facilities (Senior Facility and Second Lien Term Loan Facility), as determined by an appraisal.

(b)The section entitled “Financial Covenants” on page 8-9 of the Out-of-Court Restructuring Term Sheet annexed as Exhibit A to the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

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Financial Covenants:

•  Minimum liquidity of $25,000,000, which liquidity amount shall not include any portion of the Remargin Subfacility.

•  Anti-cash hoarding of $40,000,000

•  Cash Trap at 8.50% Senior Debt Yield (based on NOI (excluding tenant improvement costs and leasing commissions) of properties included in the Collateral / Senior Facilities) (which, for the purposes of the financial covenants, shall include only drawn commitments under the Revolving Facility and outstanding amounts under the Senior Term Loan Facility), starting in Q2 2021, with an annualization ramp (i.e., starting with 1 quarter annualized, then 2 quarters annualized, then 3 quarters annualized, and finally a trailing 12 month test).

•  Minimum Senior Debt Yield test 8.0% (based on NOI (excluding tenant improvement costs and leasing commissions) of properties included in the Collateral /

Senior Facilities) starting in Q2 2021 with an annualization ramp up as set forth above.

•  Minimum Corporate Debt Yield of 6.50% (based on total proportional NOI/total proportional debt) in Q2/Q3 2021, and 7.25% in Q4 2021 and onwards, with an annualization ramp-up as set forth above.

2. Tolling. Notwithstanding anything to the contrary contained in the Restructuring Support Agreement, in the event the Plan Transactions are pursued, the Company Parties shall be required to commence the Chapter 11 Cases on or before October 28, 2020; it being understood that a “Lender Termination Event” occurring as a result of the Alleged RSA Breach, if any, shall be tolled from October 22, 2020 until October 28, 2020.

3. Agreement to be Bound.  Each of the Parties hereby agrees to be bound by all of the terms of the Restructuring Support Agreement not inconsistent with the terms hereof.

4. Representation and Warranties.  The Company Parties each hereby represent and warrant to the Consenting Lenders that as of the Effective Date (as defined below) (a) there exists no Lender Termination Event or Company Termination Event under Section 5(b) or 5(c) of the Restructuring Support Agreement other than the Alleged RSA Breach and (b) neither the execution, delivery or performance by the Company of this Second Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene in any material respect with any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court of government authority or (ii) will violate any provision of the certificate of articles of incorporation, certificate or formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of any Company Party.

5.   Effective Date. This Second Amendment shall not become effective until the date of satisfaction of the following conditions (the “Effective Date”):

(a)The Company Parties and the Consenting Lenders constituting Requisite Consenting Lenders and Requisite Consenting Bridge Lenders have duly executed counterparts to this Second Amendment.

(b)All representations and warranties of the Company Parties contained herein shall be true and correct as of the Effective Date.

6. Reservation of Rights.  The tolling set forth in Section 2 shall be limited precisely as written and relate solely to the Alleged RSA Breach and nothing in this Second Amendment shall be deemed to prejudice any right or remedy that the Consenting Lenders, the Agent, or the Company Parties may now have (except to the extent of the express provision set forth herein) or may have in the future under or in connection with the Restructuring Support Agreement or any instrument or agreement referred to therein. Upon termination of this Second Amendment, the Consenting Lenders, the Agent and the Company Parties (as applicable) shall be entitled to

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immediately take any and all actions and remedies under the Restructuring Support Agreement and applicable law in respect of any Lender Termination Events or Company Termination Events (as applicable) then existing.

7. Miscellaneous.

(a)Except as expressly provided herein, this Second Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Restructuring Support Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect.

(b)THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION (EXCEPT TO THE EXTENT IT MAY BE PREEMPTED BY THE BANKRUPTCY CODE).

(c)This Second Amendment, together with the Restructuring Support Agreement, the First Amendment and all exhibits thereto, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter.  Each reference to the Restructuring Support Agreement hereafter made in any document, agreement, instrument, filing, pleading, notice or communication shall mean and be a reference to the Restructuring Support Agreement as amended and modified by the First Amendment and hereby hereby.

(d)In the event the terms and conditions as set forth in the Restructuring Support Agreement and this Second Amendment are inconsistent, the terms and conditions of this Second Amendment shall control.

(e)This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.  Delivery of a copy of this Second Amendment bearing an original signature by electronic transmission shall have the same effect as physical delivery of the paper document bearing the original signature.

(f)If any term, condition or other provision of this Second Amendment is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Second Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner adverse to any Party.  Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Second Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

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IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

“COMPANY PARTIES”

PREIT Associates, L.P.

By:Pennsylvania Real Estate Investment Trust,

its general partner

By:/s/ Andrew Ioannou

Name:Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

PREIT-RUBIN, INC.

By:/s/ Andrew Ioannou

Name:Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions and

Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:/s/ Andrew Ioannou

Name:Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions and

Treasurer

[Signatures Continue on Following Page]

Signature Page to Restructuring Support Agreement

PR CHERRY HILL OFFICE GP, LLC

By:PREIT Associates, L.P., sole member

BALA CYNWYD ASSOCIATES, L.P.

By:PR Cherry Hill Office GP, LLC, general partner

By:PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-M, LLC

By:PREIT Associates, L.P., sole member

PR MOORESTOWN LLC

By:PREIT Associates, L.P., sole member

PR Moorestown Limited Partnership

By:PR Moorestown LLC, general partner

By:PREIT Associates, L.P., sole member

MOORESTOWN MALL LLC

By:PR Moorestown Limited Partnership, sole member

By: PR Moorestown LLC, general partner

By:PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LLC

By:PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LP

By:Plymouth Ground Associates LLC, general partner

By:PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH LLC

By:PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH, L.P.

By:PR AEKI Plymouth LLC, general partner

By:PREIT Associates, L.P., sole member

PR BVM, LLC

By:PREIT Associates, L.P., sole member

PR CUMBERLAND OUTPARCEL LLC

By:PREIT Associates, L.P., sole member

PR VALLEY VIEW OP-DSG/CEC, LLC

By:PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-L&T, LLC

By:PREIT Associates, L.P., sole member

By:Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

[Signatures Continued on Next Page]

Signature Page to Restructuring Support Agreement

PR EXTON LLC

By:PREIT Associates, L.P., sole member

PR EXTON LIMITED PARTNERSHIP

By:PR Exton LLC, general partner

By:PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL GP, LLC

By:PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL HOLDINGS, LP

By:PR Exton Outparcel GP, LLC, general partner

By:PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL LIMITED PARTNERSHIP

By:PR Exton Outparcel GP, LLC, general partner

By:PREIT Associates, L.P., sole member

XGP LLC

By:PR Exton Limited Partnership, sole member

By:PR Exton LLC, general partner

By:PREIT Associates, L.P., sole member

PR EXTON SQUARE PROPERTY L.P.

By:XGP LLC, general partner

By:PR Exton Limited Partnership, sole member

By:PR Exton LLC, general partner

By:PREIT Associates, L.P., sole member

PR FIN DELAWARE, LLC

By:PREIT Associates, L.P., sole member

PR FINANCING II LLC

By:PREIT Associates, L.P., sole member

PR FINANCING I LLC

By:PREIT Associates, L.P., member and

By:PR Financing II LLC, member

By: PREIT Associates, L.P., sole member

PR FINANCING LIMITED PARTNERSHIP,

By:PR Financing I LLC, general partner

By:PREIT Associates, L.P., member and

By:PR Financing II, LLC, member

By:PREIT Associates, L.P., sole member

By:Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

PR GAINESVILLE LLC

By:PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP

By:  PR Gainesville LLC, general partner

By:PREIT Associates, L.P., sole member

PR GV LLC

By:PREIT Associates, L.P., sole member

PR GV LP

By:PR GV LLC, general partner

By:PREIT Associates, L.P., sole member

PR PRINCE GEORGE’S PLAZA LCC

By:PREIT Associates, L.P., sole member

PR HYATTSVILLE LLC

By:PR Prince George’s Plaza LLC, general partner

By:PREIT Associates, L.P., sole member

PR JK LLC

By:PREIT Associates, L.P., sole member

PR JACKSONVILLE LLC

By:PREIT Associates, L.P. member and

By:PR JK LLC, member

By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LIMITED PARTNERSHIP

By:PR Jacksonville LLC, general partner

By:PREIT Associates, L.P., member and

By:PR JK LLC, member

By:PREIT Associates, sole member

PR MAGNOLIA LLC

By:PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-S, LLC

By:PREIT Associates, L.P., sole member

PR WOODLAND ANCHOR-S, LLC

By:PREIT Services, LLC, manager

By:PREIT Associates, L.P., sole member

By:Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

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PR PLYMOUTH ANCHOR-M, LLC

By:PREIT Associates, L.P., sole member

PR PLYMOUTH ANCHOR-M, L.P.

By:PR Plymouth Anchor-M, LLC, general partner

By:PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LLC

By:PREIT Services, LLC, non-member manager

By:PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING ASSOCIATES PC LP

By:PR PM PC Associates LLC, general partner

By:PREIT Services, LLC, non-member manager

By:PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LLC

By:PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LIMITED PARTNERSHIP

By:PR Plymouth Meeting LLC, general partner

By:PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LP

By:PR PM PC Associates LLC, general partner

By:PREIT Services, LLC, non-member manager

By:PREIT Associates, L.P., sole member

By:Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

PR SPRINGFIELD TOWN CENTER LLC

By:PREIT Associates, L.P., sole member

PR SWEDES SQUARE LLC

By:PREIT Associates, L.P., sole member

PR TP LLC

By:PREIT Associates, L.P., sole member

PR TP LP

By:PR TP LLC, general partner

By:PREIT Associates, L.P., sole member

PR Valley Anchor-M, LLC

By:PREIT Associates, L.P., sole member

PR Valley Anchor-M Limited Partnership

By:PR Valley Anchor-M, LLC, general partner

By:PREIT Associates, L.P., sole member

PR VALLEY LLC

By:PREIT Associates, L.P., sole member

PR VALLEY LIMITED PARTNERSHIP

By:PR Valley LLC, its general partner

By:PREIT Associates, L.P., sole member

PR VALLEY VIEW ANCHOR-M, LLC

By:PREIT Associates, L.P., sole member

PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP

By:PR Valley View Anchor-M, LLC, its general partner

By:PREIT Associates, L.P., sole member

By:Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

[Signatures Continued on Next Page]

PR MONROE OLD TRAIL, LLC

PR MONROE OLD TRAIL LIMITED PARTNERSHIP

By:  PR Monroe Old Trail, LLC, general partner

PR MONROE OLD TRAIL HOLDINGS, LLC

PR MONROE OLD TRAIL HOLDINGS, L.P.

By:  PR Monroe Old Trail Holdings, LLC, general partner

PR SUNRISE OUTPARCEL 2, LLC

PR VALLEY SOLAR LLC

By:  PREIT – RUBIN, Inc., sole member

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance

& Acquisitions and Treasurer

PREIT – RUBIN, INC.

PREIT – RUBIN OP, INC.

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

[Signatures Continued on Next Page]

PR CAPITAL CITY LIMITED PARTNERSHIP

By:PR Capital City LLC, general partner

By:PREIT Associates, L.P., its member

By:PR CC II LLC, its member

By:PREIT Associates, L.P.,

its sole member

PR CC LIMITED PARTNERSHIP

By:PR CC I LLC, general partner

By:PREIT Associates, L.P., its member

By:PR CC II LLC, its member

By:PREIT Associates, L.P.,

its sole member

PR CAPITAL CITY LLC

By:PREIT Associates, L.P., its member

By:PR CC II LLC, its member

  By:PREIT Associates, L.P., its sole member

PR CC I LLC

By:PREIT Associates, L.P., its member

By:PR CC II LLC, its member

By:PREIT Associates, L.P., its sole member

PR CC II LLC

By:PREIT Associates, L.P., its sole member

By:Pennsylvania Real Estate Investment Trust, its general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:Executive Vice President, Finance & Acquisitions

and Treasurer

CONSENTING LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By:/s/ Ryan Sansavera

Name:Ryan Sansavera

Title:Senior Vice President

Notice Address:

Wells Fargo Bank, National Association

10 South Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: Brandon Barry

Email: brandon.barry@wellsfargo.com

With a copy to:

Wells Fargo Bank, National Association

600 South 4th Street, 9th Floor

Minneapolis, MN 55415

MAC N9300-091

Attention: Anthony J. Gangelhoff

Email: anthony.gangelhoff@wellsfargo.com

CONSENTING LENDER

CITIZENS BANK, N.A.

By:/s/ Adrienne Bain

Name:Adrienne Bain

Title:Authorized Signer

Notice Address:

Citizens Bank, N.A.

1250 Congress Street, Suite 300

Charlotte, NC 28209

Attention: Adrienne Bain

Email: adrienne.bain@citizensbank.com

CONSENTING LENDER

MANUFACTURERS AND TRADERS TRUST COMPANY

By:/s/ Glenn L. Best

Name:Glenn L. Best

Title:Vice President

Notice Address:

1100 North Market Street

Wilmington, DE 19801

Attention: Glenn L. Best

Email: glbest@mtb.com

CONSENTING LENDER

MUFG UNION BANK, N.A.

By:/s/ Mark Menda

Name:Mark Menda

Title:Director

Notice Address: 50 Pointe Drive, Suite 200, Brea, CA 92821

Attention:

Email: Mark.Menda@unionbank.com

CONSENTING LENDER

JPMORGAN CHASE BANK, N.A., (“JPMC”)

solely in respect of its Commercial Banking Corporate Client Banking & Specialized Industries unit (“CCBSI”) and not any other unit, group, division or affiliate of JPMC and solely in respect of CCBSI’s PREIT Loan Claims and any Swap Claim holdings. For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not apply to JPMC (other than with respect to Claims arising from the PREIT Loan Claims and any Swap Claim held by CCBSI).

By:/s/ Dianne M. Stark

Name:Dianne M. Stark

Title:Authorized Officer

Notice Address:

10 S. Dearborn, 37th Floor

Chicago, IL 60670

Attention: D. Stark

Email: diane.m.stark@chase.com

CONSENTING LENDER

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:/s/ Adam Harding

Name:Adam Harding

Title:Vice President

Notice Address:

Associated Bank

45 South 7th Street, Suite 2900

Minneapolis, MN 55402

Attention: Adam Harding

Email: adam.harding@associatedbank.com

CONSENTING LENDER

CITIBANK, N.A.

By:/s/ Christopher J. Albano

Name:Christopher J. Albano

Title:Authorized Signatory

Notice Address: 388 Greenwich St., 10th Floor, New York, NY 10013

Attention: Paul Giarratano

Email: paul.giarratano@citi.com